Exhibit 99.2

Supplemental Financial Information
For the three and nine months ended September 30, 2011

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's third quarter 2011 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date November 1, 2011) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2011, the Operating Partnership owned or had an ownership interest in 71 regional shopping centers and 14 community shopping centers aggregating approximately 72 million square feet of gross leasable area ("GLA"). These 85 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        As of May 11, 2011, the Shoppingtown Mall non-recourse mortgage loan was in maturity default. Shoppingtown Mall is under the control of the loan servicer and likely will be transferred to a receiver in the near future. Consequently, Shoppingtown Mall has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On April 1, 2011, the joint venture that owned Granite Run Mall conveyed the property to the lender by a deed in lieu of foreclosure. The mortgage on this property was non-recourse. Consequently, Granite Run has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On July 15, 2010, a court appointed receiver ("Receiver") assumed operational control of Valley View Center and responsibility for managing all aspects of the property. The Company anticipates the disposition of the asset, which is under the control of the Receiver, will be executed through foreclosure, deed in lieu of foreclosure, or by some other means, and will be completed within the next twelve months. Consequently, Valley View has been excluded from certain Non-GAAP operating measures in 2010 and 2011 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2011	12/31/2010	12/31/2009
	dollars in thousands, except per share data
Closing common stock price per share	$42.63	$47.37	$35.95
52 week high	$56.50	$49.86	$38.22
52 week low	$41.80	$29.30	$5.45
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	208,640	205,757
Common shares and partnership units	143,153,724	142,048,985	108,658,421

Total common and equivalent shares/units outstanding	143,362,364	142,257,625	108,864,178

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,100,072	$5,854,780	$6,563,706
Equity market capitalization	6,111,538	6,738,744	3,913,667

Total market capitalization	$12,211,610	$12,593,524	$10,477,373

Floating rate debt as a percentage of total debt	25.0%	16.4%	16.0%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2010	11,596,953	130,452,032	208,640	142,257,625

Conversion of partnership units to common shares	(19,100)	19,100	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	504,857	578,599	—	1,083,456

Balance as of March 31, 2011	12,082,710	131,049,731	208,640	143,341,081

Conversion of partnership units to common shares	(1,011,025)	1,011,025	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	13,676	—	13,676

Balance as of June 30, 2011	11,071,685	132,074,432	208,640	143,354,757

Conversion of partnership units to common shares	(28,895)	28,895	—	—
Conversion of partnership units to cash	(585)	—	—	(585)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans		8,192	—	8,192

Balance as of September 30, 2011	11,042,205	132,111,519	208,640	143,362,364

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of September 30,
	2011	2010
Straight line rent receivable	$75.7	$72.2

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
	dollars in millions
Lease termination fees	$4.8	$3.5	$9.4	$6.6
Straight line rental income	$2.8	$3.5	$4.5	$5.4
Gain on sales of undepreciated assets	$0.0	$0.1	$2.3	$0.5
Amortization of acquired above- and below-market leases	$3.1	$2.5	$8.7	$8.3
Amortization of debt (discounts)/premiums	$(2.0)	$(0.7)	$(6.2)	$(2.4)
Interest capitalized	$4.3	$6.6	$13.2	$24.4

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/11	For the Nine Months Ended 9/30/10	Year Ended 12/31/10	Year Ended 12/31/2009
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$295.0	$11.2	$12.9	$11.0
Development, redevelopment, expansions and renovations of Centers	73.5	159.4	214.8	226.2
Tenant allowances	15.2	16.1	22.0	10.8
Deferred leasing charges	22.9	20.5	24.5	20.0

Total	$406.6	$207.2	$274.2	$268.0

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$139.1	$2.8	$6.1	$5.4
Development, redevelopment, expansions and renovations of Centers	27.4	26.5	42.3	61.2
Tenant allowances	5.5	3.0	8.1	5.1
Deferred leasing charges	4.1	3.5	4.7	3.8

Total	$176.1	$35.8	$61.2	$75.5

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
09/30/2011(b)(c)(d)(e)	$422	$510	$467
09/30/2010(c)(e)	$387	$460	$426
12/31/2010(c)(e)	$392	$468	$433
12/31/2009(e)	$368	$440	$407

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers.

    (b)
    The sales per square foot for the trailing 12 months ended September 30, 2011 excludes Granite Run Mall.

    (c)
    The sales per square foot for the trailing 12 months ended September 30, 2011, September 30, 2010 and December 31, 2010 excludes Valley View Center.

    (d)
    The sales per square foot includes Santa Monica Place which opened in August of 2010.

    (e)
    The sales for all periods exclude Shoppingtown Mall.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total(b)
09/30/2011	92.9%	90.9%	91.9%
09/30/2010	93.6%	92.5%	93.0%
12/31/2010	93.8%	92.5%	93.1%
12/31/2009	91.2%	91.3%	91.3%

Regional and Community Shopping Centers: Period Ended	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total(b)
09/30/2011	92.9%	91.0%	91.9%
09/30/2010	93.2%	92.2%	92.6%
12/31/2010	93.5%	92.3%	92.9%
12/31/2009	90.7%	91.4%	91.1%

(a)
Occupancy is the percentage of Mall and Freestanding GLA leased as of the last day of the reporting period. Occupancy excludes space under development and redevelopment.

(b)
Occupancy as of September 30, 2011 includes Santa Monica Place and Fashion Outlets of Niagara Falls. Occupancy as of September 30, 2011 excludes Granite Run Mall. Occupancy as of September 30, 2011, September 30, 2010 and December 31, 2010 excludes Valley View Center. Occupancy excludes Shoppingtown Mall for all periods.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(b)(c)	Average Base Rent PSF on Leases Expiring(b)(d)
Consolidated Centers
09/30/2011(e)(f)	$39.62	$37.85	$36.09
09/30/2010(e)	$37.59	$34.33	$36.16
12/31/2010(e)	$37.93	$34.99	$37.02
12/31/2009	$37.77	$38.15	$34.10
Unconsolidated Joint Venture Centers
09/30/2011(g)	$47.97	$47.84	$38.83
09/30/2010	$46.02	$45.81	$38.19
12/31/2010	$46.16	$48.90	$38.39
12/31/2009	$45.56	$43.52	$37.56

(a)
The average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers. Average base rent gives effect to the terms of each lease in effect at such time, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(b)
Leases for The Market at Estrella Falls were excluded for the Year 2009 because the Center was under development. Leases for Santa Monica Place were excluded for the period ended September 30, 2010 and the Years 2010 and 2009 because the Center was under redevelopment.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.

(e)
The leases for Valley View Center were excluded.

(f)
The leases for Shoppingtown Mall were excluded.

(g)
The leases for Granite Run Mall were excluded.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2010(a)	2009
Consolidated Centers
Minimum rents	8.6%	9.1%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.4%	4.7%

Total	13.4%	14.2%

	For Years Ended December 31,
	2010	2009
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.4%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.0%	4.3%

Total	13.5%	14.1%

(a)
The cost of occupancy excludes Valley View Center.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	September 30, 2011	December 31, 2010
ASSETS:
Property, net(a)	$5,827,308	$5,674,127
Cash and cash equivalents(b)	139,420	445,645
Restricted cash	77,680	71,434
Marketable securities	25,360	25,935
Tenant and other receivables, net	94,884	95,083
Deferred charges and other assets, net	355,012	316,969
Loans to unconsolidated joint ventures	3,961	3,095
Due from affiliates	4,360	6,599
Investments in unconsolidated joint ventures	1,101,119	1,006,123

Total assets	$7,629,104	$7,645,010

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY:
Mortgage notes payable:
Related parties	$275,583	$302,344
Others	2,896,534	2,957,131

Total	3,172,117	3,259,475
Bank and other notes payable	889,874	632,595
Accounts payable and accrued expenses	87,243	70,585
Other accrued liabilities	287,770	257,678
Distributions in excess of investments in unconsolidated joint ventures	78,698	65,045
Co-venture obligation	126,862	160,270

Total liabilities	4,642,564	4,445,648

Redeemable noncontrolling interests	—	11,366

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 132,111,519 and 130,452,032 shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	1,321	1,304
Additional paid-in capital	3,484,207	3,456,569
Accumulated deficit	(768,816)	(564,357)
Accumulated other comprehensive income (loss)	3,019	(3,237)

Total stockholders' equity	2,719,731	2,890,279
Noncontrolling interests	266,809	297,717

Total equity	2,986,540	3,187,996

Total liabilities, redeemable noncontrolling interests and equity	$7,629,104	$7,645,010

(a)
Includes consolidated construction in process of $273,000 at September 30, 2011 and $292,891 at December 31, 2010. Does not include pro rata share of unconsolidated joint venture construction in process of $60,435 at September 30, 2011 and $36,903 at December 31, 2010.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $63,858 at September 30, 2011 or $57,437 at December 31, 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2011
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$2,448,052	$1,361,003	$3,809,055
Unconsolidated debt	2,129,741	161,276	2,291,017

Total debt	$4,577,793	$1,522,279	$6,100,072
Weighted average interest rate	5.75%	3.08%	5.08%
Weighted average maturity (years)			3.01

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of September 30, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Valley View Center(b)	01/01/11	5.72%	$125,000	$—	$125,000
Shoppingtown Mall(c)	05/11/11	8.00%	38,968	—	38,968
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
The Macerich Company—Convertible Senior Notes(d)	03/15/12	5.41%	614,826	—	614,826
Tucson La Encantada	06/01/12	5.84%	75,604	—	75,604
Chandler Fashion Center(e)	11/01/12	5.50%	78,395	—	78,395
Towne Mall	11/01/12	4.99%	12,941	—	12,941
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	25,048	—	25,048
Great Northern Mall	12/01/13	5.19%	37,466	—	37,466
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.54%	103,113	—	103,113
Fresno Fashion Fair	08/01/15	6.76%	164,009	—	164,009
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	86,833	—	86,833
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,087	—	15,087
Freehold Raceway Mall(e)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	235,948	—	235,948
Fashion Outlets of Niagara Falls	10/06/20	4.89%	129,631	—	129,631

Total Fixed Rate Debt for Consolidated Assets		5.61%	$2,448,052	$—	$2,448,052

La Cumbre Plaza(f)	12/09/11	2.41%	$—	$19,765	$19,765
Victor Valley, Mall of(f)	05/06/12	2.19%	—	97,000	97,000
Westside Pavilion(f)	06/05/12	2.48%	—	175,000	175,000
SanTan Village Regional Center(f)(g)	06/13/12	2.75%	—	117,277	117,277
Oaks, The(f)	07/10/12	2.25%	—	257,264	257,264
Paradise Valley Mall(f)	08/31/12	6.30%	—	84,750	84,750
Northgate Mall(f)	01/01/13	7.00%	—	38,115	38,115
Wilton Mall	08/01/13	1.23%	—	40,000	40,000
Promenade at Casa Grande(h)	12/30/13	5.21%	—	39,832	39,832
Vintage Faire Mall	04/27/15	3.54%	—	135,000	135,000
The Macerich Partnership L.P.—Line of Credit(f)	05/02/15	2.81%	—	250,000	250,000
Twenty Ninth Street	01/18/16	3.07%	—	107,000	107,000

Total Floating Rate Debt for Consolidated Assets		3.06%	$—	$1,361,003	$1,361,003

Total Debt for Consolidated Assets		4.70%	$2,448,052	$1,361,003	$3,809,055

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of September 30, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
SanTan Village Power Center (34.9%)	02/01/12	5.33%	$15,705	$—	$15,705
Ridgmar (50%)	04/11/12	7.82%	28,373	—	28,373
NorthPark Center (50%)	05/10/12	5.97%	87,906	—	87,906
NorthPark Center (50%)	05/10/12	8.33%	39,347	—	39,347
NorthPark Land (50%)	05/10/12	8.33%	38,006	—	38,006
Kierland Greenway (50%)	01/01/13	6.02%	28,919	—	28,919
Kierland Main Street (50%)	01/02/13	4.99%	7,325	—	7,325
Queens Center (51%)	03/01/13	7.78%	63,815	—	63,815
Queens Center (51%)	03/01/13	7.00%	102,694	—	102,694
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	43,416	—	43,416
Tysons Corner Center (50%)	02/17/14	4.78%	156,196	—	156,196
Redmond Office (51%)	05/15/14	7.52%	29,878	—	29,878
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,573	—	29,573
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	72,032	—	72,032
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	123,107	—	123,107
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,078	—	22,078
North Bridge, The Shops at (50%)	06/15/16	7.52%	100,270	—	100,270
West Acres (19%)	10/01/16	6.41%	12,055	—	12,055
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,340	—	39,340
Stonewood Mall (51%)	11/01/17	4.67%	57,193	—	57,193
Los Cerritos Center (51%)	07/01/18	4.50%	101,865	—	101,865
Arrowhead Towne Center (66.7%)	10/05/18	4.30%	153,333	—	153,333
Wilshire Building (30%)	01/01/33	6.35%	1,740	—	1,740

Total Fixed Rate Debt for Unconsolidated Assets		5.90%	$2,129,741	$—	$2,129,741

Superstition Springs Center (66.7%)(i)	09/09/11	0.85%	$—	$45,000	$45,000
Pacific Premier Retail Trust (51%)(f)	11/03/12	5.03%	—	58,650	58,650
Boulevard Shops (50%)	12/16/13	3.36%	—	10,566	10,566
Chandler Village Center (50%)(f)	03/01/14	3.00%	—	8,750	8,750
Market at Estrella Falls (39.7%)	06/01/15	3.20%	—	13,310	13,310
Inland Center (50%)	04/01/16	3.58%	—	25,000	25,000

Total Floating Rate Debt for Unconsolidated Assets		3.27%	$—	$161,276	$161,276

Total Debt for Unconsolidated Assets		5.72%	$2,129,741	$161,276	$2,291,017

Total Debt		5.08%	$4,577,793	$1,522,279	$6,100,072

Percentage to Total			75.04%	24.96%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
Effective July 15, 2010, a court-appointed receiver assumed operational control of this property and responsibility for managing all aspects of the property.

(c)
This non-recourse mortgage loan is in maturity default. The Company is negotiating with the loan servicer, which is expected to result in a transition of the asset to the loan servicer or a receiver.

(d)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $4.8 million and the annual interest rate represents the effective interest rate, including the discount. In October 2011, the Company repurchased $180.3 million of these notes at par.

(e)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(f)
This loan includes extension options beyond the stated maturity date.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(i)
On October 28, 2011, the joint venture replaced the existing loan with a new five-year $45.0 million loan (at the Company's pro rata share) bearing interest at LIBOR plus 2.30%.

 The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures and excluding Valley View) based upon total rents in place as of December 31, 2010:

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	87	2.6%
Limited Brands, Inc.	Victoria Secret, Bath and Body	135	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	46	2.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	131	1.6%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	75	1.5%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.4%
Golden Gate Capital	Eddie Bauer, Express, J. Jill	59	1.3%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut	149	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	61	1.1%
Macy's, Inc.	Macy's, Bloomingdale's	64	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.